UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20509

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 9, 2017

Tejon Ranch Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7183	77-0196136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 1000, Lebec, California		93243
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code 661 248-3000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition	2

Signatures	3

Item 2.02	Results of Operations and Financial Condition

On March 9, 2017, the Company issued a press release announcing its results of operations for the three months and twelve months ending December 31, 2016. A copy of this press release is attached as Exhibit 99.1. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specified otherwise.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1 - Press Release of the Company dated March 9, 2017, announcing the Company’s results of operations for the three months and twelve months ending December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2017	TEJON RANCH CO.

	By:	/s/ ALLEN E. LYDA
	Name:	Allen E. Lyda
	Title:	Executive Vice President, and Chief Financial Officer

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